Fees Summary	Apr. 23, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	180.12
Total Transaction Valuation	1,304,286.14
Total Offset Amount	0.00
Net Fee	$ 180.12